                       AMENDMENT TO LOAN AND SECURITY AGREEMENT

       THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (together with all appendices, exhibits, schedules and attachments hereto, collectively this "AMENDMENT") is made and entered into as of April 18, 1997, by and between REUTER MANUFACTURING, INC., a Minnesota corporation, with its principal place of business at 410 Eleventh Street South, Hopkins, Minnesota 55343 ("BORROWER") and SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation, with its principal place of business at One South Wacker Drive, Chicago, Illinois 60606 ("LENDER").

                                       RECITALS

       WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement dated as of December 31, 1995 (the "LOAN AGREEMENT") together with documents ancillary thereto;

       WHEREAS, the Loan Agreement secures, among other things, Borrower's obligations to Lender under that certain Junior Subordinated Secured Promissory Note dated December 31, 1995 in the original principal amount of $1,000,000 (the "JUNIOR NOTE") and that certain Income Sharing Agreement dated December 31, 1995 (the "INCOME SHARING AGREEMENT");

       WHEREAS, Borrower and Lender have agreed to terminate the Junior Note and the Income Sharing Agreement in exchange for a settlement payment by Borrower to Lender of the Termination Fee (as defined in the Release and Termination Agreement of even date herewith between Borrower and Lender);

       WHEREAS, Borrower and Lender wish to amend the Loan Agreement to incorporate certain changes due to the termination of the Junior Note and the Income Sharing Agreement;

       NOW THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

                                       ARTICLE
                                          1.
                               RECITALS AND DEFINITIONS

       1.1. Borrower represents and warrants that the foregoing recitals are true and correct and constitute an integral part of this Amendment and Borrower and Lender hereby agree that all of the recitals of this Amendment are hereby incorporated herein and made a part hereof.

       1.2. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement.

                                       ARTICLE
                                          2.
                           AMENDMENT OF THE LOAN AGREEMENT

       2.1. Section 1.4 hereby is deleted in its entirety and the following substituted therefor:

             1.4 "ANCILLARY AGREEMENTS" SHALL MEAN ALL SECURITY DOCUMENTS AND ALL AGREEMENTS, INSTRUMENTS, AND DOCUMENTS, INCLUDING WITHOUT LIMITATION, THE SENIOR SUBORDINATED SECURED PROMISSORY NOTE, AND ANY AND ALL OTHER NOTES, GUARANTIES, MORTGAGES, DEEDS OF TRUST, CHATTEL MORTGAGES, PLEDGES, POWERS OF ATTORNEY, CONSENTS, ASSIGNMENTS, CONTRACTS, NOTICES, SECURITY AGREEMENTS, LEASES, FINANCING STATEMENTS, SUBORDINATION AGREEMENTS, TRUST ACCOUNT AGREEMENTS AND ALL OTHER WRITTEN MATTER WHETHER HERETOFORE, NOW OR HEREAFTER EXECUTED BY OR ON BEHALF OF BORROWER OR ANY OTHER PERSON OR DELIVERED TO LENDER OR ANY PARTICIPANT WITH RESPECT TO THIS AGREEMENT OR WITH RESPECT TO ANY AGREEMENT ENTERED INTO BY BORROWER.

       2.2. Section 2.4 hereby is deleted in its entirety and the following substituted therefor:

             2.4 TERM OF AGREEMENT. THIS AGREEMENT SHALL BE IN EFFECT UNTIL ALL OF THE LIABILITIES ARE PAID IN FULL, SUBJECT TO EARLIER TERMINATION BY LENDER UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS PROVIDED IN
       SECTION 11. UNTIL ALL OF THE LIABILITIES SHALL HAVE BEEN FULLY PAID AND SATISFIED, LENDER SHALL BE ENTITLED TO RETAIN ITS SECURITY INTEREST IN THE COLLATERAL.

       2.3. Sections 10.1(C)(iv), (v) and (vi) hereby are deleted in their entirety.

       1.4.Section 10.1(F) is deleted in its entirety and the following substituted therefor:

             (F) NOTIFY LENDER ON THE FIRST DAY OF EACH CALENDAR QUARTER DURING THE TERM HEREOF OF ANY PROPOSED EXPENDITURES NOT APPROVED IN THE BUDGET;

       2.5. Section 10.2(F) hereby is deleted in its entirety and the following substituted therefor:

             (F) ENTER INTO ANY TRANSACTION WHICH MATERIALLY AND ADVERSELY AFFECTS THE COLLATERAL OR BORROWER'S ABILITY TO REPAY THE INDEBTEDNESS;

       2.6. Section 10.1(J) is deleted in its entirety and the following substituted therefor:

             (J) MAKE CAPITAL EXPENDITURES (EXCLUDING THEREFROM THE ANNUAL DEBT SERVICE PAYMENTS PERMITTED IN SECTION 7.3 HEREINBEFORE) WHICH, IN THE AGGREGATE, EXCEED SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($600,000) DURING BORROWER'S 1997 FISCAL YEAR AND DURING EACH OF BORROWER'S FISCAL YEARS THEREAFTER;

       2.7.  Section 10.2(K) hereby is deleted in its entirety.

                                       ARTICLE
                                          3.
                            REPRESENTATIONS AND WARRANTIES

       3.1. Borrower hereby makes the following representations and warranties to Lender, which representations and warranties shall constitute the continuing covenants of Borrower and shall remain true and correct until all of Borrower's liabilities are paid and performed in full:

             a. The representations and warranties of Borrower contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date;

             b. No Event of Default or event which, but for the lapse of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement has occurred and is continuing or would result from the execution and delivery of this Amendment;

             c. Borrower is in full compliance with all of the terms, conditions and all provisions of the Loan Agreement and the other agreements;

             d. This Amendment and all other agreements required hereunder to be executed by Borrower and delivered to Lender, have been duly authorized, executed and delivered on Borrower's behalf pursuant to all requisite corporate authority and this Amendment and each of the other agreements required hereunder to be executed and delivered by Borrower to Lender constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights; and

             e. Borrower hereby acknowledges and agrees that Borrower has no defense, offset or counterclaim to the payment of said principal, interest, fees or other liabilities and hereby waives and relinquishes any such defense, offset or counterclaim and Borrower hereby releases Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to the date hereof.

                                       ARTICLE
                                          4.
                                     RATIFICATION

       Except as expressly amended hereby, the Loan Agreement and all other agreements executed in connection therewith shall remain in full force and effect. The Loan Agreement, as amended hereby, and all rights and powers created thereby and thereunder or under such other agreements, are in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be deemed amended and modified as herein provided but, except as so amended and modified, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "Agreement" as used in the Loan Agreement and all other references to the Loan Agreement therein, in any other instrument, document or writing executed by Borrower or any guarantor or furnished to Lender by Borrower or any guarantor in connection therewith or herewith shall mean the Loan Agreement as amended by this Amendment.

                                       ARTICLE
                                          5.
                             WAIVER OF EVENTS OF DEFAULT

       Borrower represents and warrants to Lender that CIT Group/Credit
Finance, Inc. ("CIT") has waived certain defaults more fully set forth on EXHIBIT A attached hereto (the "WAIVED DEFAULTS"). To the extent that the Waived Defaults now constitute or have previously constituted an Event(s) of Default pursuant to Section 11.1(B) and/or 11.1(D) of the Loan Agreement, Lender hereby waives such Events of Default. Further, Lender acknowledges that the Events of Default, if any, that occurred or existed under the Junior Note or the Income Sharing Agreement are not considered as continuing under or with respect to the Loan Agreement or Senior Subordinated Secured Promissory Note. Lender's waiver herein shall not be construed as a bar to or waiver of any such right or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

                                       ARTICLE
                                          6.
                                    MISCELLANEOUS

       6.1. Borrower agrees to promptly pay or reimburse all out-of-pocket costs and expenses of Lender, including without limitation, reasonable attorneys' fees, costs, expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and all other matters pertaining hereto.

       6.2. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

       6.3. Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

       6.4. The headings in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance in construing the terms of this Amendment.

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       6.5.  This Amendment shall inure to the benefit of Lender and its successors and assigns and shall be binding upon and inure to the successors and assigns of Borrower, except that Borrower may not assign any of its rights in and to this Amendment.

       6.6. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one in the same document.

       IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to Loan and Security Agreement to be executed and delivered as of the day and year written above.
                                  REUTER MANUFACTURING, INC.

                                  By:  /s/ James W. Taylor
                                      --------------------------------
                                  Name:   James W. Taylor
                                        ------------------------------
                                  Title:  President
                                        ------------------------------

                                  SANWA BUSINESS CREDIT CORPORATION

                                  By:  /s/ Frank Sterdjevich
                                      --------------------------------
                                  Name: Frank Sterdjevich
                                        ------------------------------
                                  Title:   Vice President
                                        ------------------------------

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